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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 13, 2008
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                             SPHERIX(R) INCORPORATED
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-5576                  52-0849320
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      (State or other              (Commission            (I.R.S. Employer
        jurisdiction              File Number)           Identification No.)
     of incorporation)

    6430 Rockledge Drive, Suite 503, Bethesda, MD               20817
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      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code 301-897-2540
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information.
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Item 2.02.     Results of Operations and Financial Condition.
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      On November 13, 2008, the Registrant issued a press release regarding its financial results for the quarter ended September 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1.

      The information provided in this Current Report on Form 8-K is being provided pursuant to Item 2.02 of Form 8-K. The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


Section 9 - Financial Statements and Exhibits.
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Item 9.01.     Financial Statements and Exhibits.
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Exhibit 99.1 - Press Release dated November 13, 2008.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Spherix Incorporated
                                         (Registrant)

                                         By:

                                             /s/ Claire L. Kruger
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                                             Claire L. Kruger
                                             CEO and COO


                                             /s/ Robert L. Clayton
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                                             Robert L. Clayton
                                             CFO and Treasurer


                                             Date:  November 13, 2008